                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13

VTN SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you        DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    The New York state economy experienced steady growth, although its pace lagged the national growth rate. The state had some success in controlling spending, but this did not eliminate fears of future budget deficits, due in part to tax cuts. The state's budget process, which has resulted in late budgets for 13 consecutive years, remains dysfunctional.

FUND STRATEGY

    In managing the Trust, we maintained a "barbell" approach to credit quality, which means we weighed investments in both the highest and lowest levels of the quality spectrum. Investing at both ends of the ratings spectrum helps to potentially balance the portfolio's volatility to interest rate movements. AAA-rated securities have tended to perform better when interest rates are declining and provide the potential for safety of principal. They are extremely liquid because most are insured bonds. BBB-rated securities have tended to perform better when rates are rising, and they have the potential to provide additional income. As of April 30, approximately 34 percent of the Trust's long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group, and approximately 30 percent were rated AA or A. In addition, approximately 36 percent of long-term investments were rated BBB or lower. BBB is the lowest rating Standard & Poor's assigns to bonds in the investment-grade category.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term
  Investments as of April 30, 1997

AAA......................  34.1%
AA.......................  23.1%
A........................   7.1%
BBB......................  34.4%
BB.......................   1.3%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover during the period was minimal because market conditions offered few opportunities to add value over existing holdings. The average yields of bonds in the portfolio were higher than yields available in the current market. In addition, yield spreads remained narrow between AAA-rated bonds and lower-rated bonds. As a result, there was often not enough yield reward to justify the credit risk associated with purchasing additional lower-rated securities.
    Activity focused on enhancing the portfolio's call protection by selling bonds that could potentially be called in the near term and replacing them with noncallable bonds or discount securities. In other words, we hope to lessen the concentration of bonds that can

                                                         Continued on page three
be called at any one time. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We maintained a short to neutral duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 7.17 years compared to 8.16 years for the Lehman Brothers New York Municipal Bond Index benchmark.

[DISTRIBUTION HISTORY GRAPH]

Six-month Distribution History
For the Period Ended April 30, 1997

                                Distribution per Share

Nov 1996............................ $.0750
Dec 1996............................ $.1073
Jan 1997............................ $.0750
Feb 1997............................ $.0750
Mar 1997............................ $.0750
Apr 1997............................ $.0750

The dividend and/or capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1997, the Van Kampen American Capital Trust for Investment Grade New York Municipals generated a total return at market price of 2.41 percent(1). The Trust offered a tax-exempt distribution rate of 6.21 percent(3), based on the closing common stock price of $14.50 per share on April 30, 1997. Because income from the Trust is exempt from federal and New York state income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 10.45 percent(4) (for investors in the combined federal and state income tax bracket of 40.6 percent). At the end of the reporting period, the closing share price of the Trust traded at a 11.85 percent discount to its net asset value of $16.45.
    The Trust declared a capital gains distribution of $0.0323 per share payable on December 31, 1996, due to the sale of some assets that had appreciated in value.

                                                          Continued on page four

Top Five Portfolio Holdings by Sector as of April 30, 1997*

                    General Purpose................... 22.3%
                    Transportation.................... 14.3%
                    Public Building.................... 9.2%
                    Health Care........................ 9.1%
                    Other Care......................... 8.9%

                    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                              NEW YORK MUNICIPALS
                           (NYSE TICKER SYMBOL--VTN)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    2.41%
Six-month total return based on NAV(2).....................    1.82%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.21%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.45%

 SHARE VALUATIONS

Net asset value............................................  $ 16.45
Closing common stock price.................................  $14.500
Six-month high common stock price (03/07/97)...............  $15.250
Six-month low common stock price (04/29/97)................  $14.250
Preferred share rate(5)....................................   3.668%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.6% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------
                MUNICIPAL BONDS
                NEW YORK  88.8%
$       1,850   Albany Cnty, NY Arpt Auth Arpt Rev (FSA Insd)...   5.500%   12/15/19  $  1,756,982
        3,000   Cohoes, NY Indl Dev Agy Indl Dev Rev Norlite
                Corp Proj Ser B (Prerefunded @ 05/01/02)........   6.750    05/01/09     3,290,010
        1,210   Erie Cnty, NY Wtr Auth Wtr Rev Fourth Resolution
                Rfdg (AMBAC Insd)...............................       *    12/01/17       277,344
        3,870   Grand Cent Dist Mgmt Assn Inc NY Business Impt
                Dist Cap Impt (Prerefunded @ 01/01/02)..........   6.500    01/01/22     4,206,535
        1,150   Groton, NY Cmnty Hlthcare Cent Inc Hlthcare Fac
                Rev Groton Cmnty Ser A (FHA Gtd)................   7.450    07/15/21     1,291,588
        2,295   Metropolitan Tran Auth NY Svcs Contract Commuter
                Fac Ser O.......................................   5.750    07/01/07     2,317,675
        3,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac
                Ser 5 Rfdg......................................   7.000    07/01/12     3,225,390
        1,355   Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd).....   5.200    08/01/13     1,306,911
        1,100   Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd).....   5.200    08/01/14     1,047,772
        1,000   New York City Subser A1 (Embedded Swap).........   5.510    08/01/12       940,000
        2,500   New York City Indl Dev Agy Civic Fac Rev The
                Lighthouse Inc..................................   6.500    07/01/22     2,637,600
        2,000   New York City Ser A Rfdg........................   7.000    08/01/04     2,167,260
       10,000   New York City Ser B (Embedded Cap)..............   6.600    10/01/16    10,353,800
        2,750   New York City Ser D.............................   6.500    02/15/06     2,907,960
          745   New York City Ser D.............................   7.500    02/01/16       818,561
          795   New York City Ser D.............................   7.500    02/01/17       876,670
        1,270   New York City Ser D (Prerefunded @ 02/01/02)....   7.500    02/01/16     1,430,109
          205   New York City Ser D (Prerefunded @ 02/01/02)....   7.500    02/01/17       230,844
        2,300   New York City Ser G Rfdg........................   5.700    08/01/08     2,275,344
        7,900   New York City Ser I Rfdg (FSA Insd).............       *    08/01/01     6,470,258
        1,000   New York St Dorm Auth Rev Court Fac Lease Ser
                A...............................................   5.625    05/15/13       965,670
        1,500   New York St Dorm Auth Rev Court Fac Lease Ser
                A...............................................   5.375    05/15/16     1,372,935
        2,500   New York St Dorm Auth Rev Grace Manor Hlthcare
                Fac.............................................   6.150    07/01/18     2,545,225
        4,460   New York St Dorm Auth Rev Mtg KMH Homes Inc (FHA
                Gtd)............................................   6.950    08/01/31     4,748,964
        1,835   New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
                Insd)...........................................       *    07/01/02     1,428,749
        1,910   New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
                Insd)...........................................       *    07/01/03     1,406,658
        1,000   New York St Dorm Auth Rev Nyack Hosp Rfdg.......   6.250    07/01/13     1,017,670
        5,010   New York St Dorm Auth Rev St Univ Edl Fac Ser B
                Rfdg (AMBAC Insd)...............................   5.250    05/15/19     4,608,198
        4,100   New York St Energy Resh & Dev Auth Elec Fac Rev
                Cons Edison Co NY Inc Proj Ser A (MBIA Insd)....   6.750    01/15/27     4,328,985
        1,500   New York St Energy Resh & Dev Auth Gas Fac Rev
                Brooklyn Union Gas Ser B (MBIA Insd)............   6.750    02/01/24     1,611,495

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                          Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------
               NEW YORK (CONTINUED)
$      4,000   New York St Energy Resh & Dev Auth Gas Fac Rev
               Brooklyn Union Gas Ser C (MBIA Insd)............   5.600%   06/01/25  $  3,796,760
       2,000   New York St Environmental Fac Corp St Wtr
               Pollutn Ctl Rev Ser E...........................   6.600    06/15/09     2,176,240
       3,500   New York St Hsg Fin Agy Rev Multi-Family Hsg
               Secured Mtg Pgm Ser A...........................   7.050    08/15/24     3,686,620
       1,935   New York St Hsg Fin Agy Rev Multi-Family Hsg
               Secured Mtg Pgm Ser C...........................   6.950    08/15/24     2,026,932
       1,970   New York St Loc Govt Assistance Corp Ser B
               (Prerefunded 04/01/01)..........................   7.250    04/01/07     2,184,769
       4,675   New York St Med Care Fac Fin Agy Rev Hosp &
               Nursing Home Methodist Ser A (FHA Gtd)..........   6.700    08/15/23     4,917,492
       1,000   New York St Med Care Fac Fin Agy Rev Long Term
               Hlth Care Ser A (Cap Guar Insd).................   6.800    11/01/14     1,072,110
         300   New York St Med Care Fac Fin Agy Rev Mental Hlth
               Svcs Fac Ser C..................................   7.300    02/15/21       328,431
         570   New York St Med Care Fac Fin Agy Rev Mental Hlth
               Svcs Fac Ser C (Prerefunded @ 08/15/01).........   7.300    02/15/21       635,921
       3,000   New York St Med Care Fac Fin Agy Rev
               Presbyterian Hosp Ser A Rfdg (MBIA Insd)........   5.375    02/15/25     2,803,230
       2,050   New York St Med Care Fac Fin Agy Rev Saint
               Peter's Hosp Proj Ser A (AMBAC Insd)............   5.375    11/01/20     1,920,276
       4,500   New York St Med Care Fac Fin Agy Rev Shorefront
               Saint Lukes & Wtrfront Nursing Homes............   6.950    02/15/32     4,808,070
       4,000   New York St Mtg Agy Rev Homeowner Mtg Ser 28....   7.050    10/01/23     4,193,240
       2,000   New York St Mtg Agy Rev Homeowner Mtg Ser 42
               (FHA Gtd).......................................   6.400    10/01/20     2,047,600
       1,795   New York St Mtg Agy Rev Homeowner Mtg Ser 52....   6.100    04/01/26     1,780,425
       1,000   New York St Muni Bond Bk Agy Spl Pgm Rev Buffalo
               Ser A...........................................   6.875    03/15/06     1,068,710
       2,000   New York St Thruway Auth Svc Contract Rev Loc
               Hwy & Brdg......................................   5.750    04/01/08     2,006,320
       2,500   New York St Urban Dev Corp Rev Correctional Cap
               Fac Ser A Rfdg..................................   5.500    01/01/14     2,384,375
       1,625   New York St Urban Dev Corp Rev Proj Cent for
               Indl Innovation Rfdg............................   5.500    01/01/13     1,564,599
      20,000   New York St Urban Dev Corp Rev St Office South
               Mall Ser A......................................       *    01/01/11     8,843,400
       1,750   Niagara Falls, NY Brdg Comm Toll Rev
               (Prerefunded @ 10/01/02) (FGIC Insd)............   6.125    10/01/19     1,887,795
       4,500   Port Auth NY & NJ Cons 97th Ser (FGIC Insd).....   6.650    01/15/23     4,796,685
       2,000   Port Auth NY & NJ Delta Airls Inc Proj Ser 1R...   6.950    06/01/08     2,122,180
       2,405   Rensselaer, NY Hsg Auth Multi-Family Rev Mtg
               Renwyck Pl Ser A................................   7.650    01/01/11     2,590,257


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                           Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------
                NEW YORK (CONTINUED)
$       2,210   Rensselaer, NY Hsg Auth Multi-Family Rev Mtg Van
                Rensselaer Heights Ser A........................   7.750%   01/01/11  $  2,390,579
        1,825   Syracuse, NY Ctfs Partn Syracuse Hancock Intl
                Arpt............................................   6.625    01/01/12     1,923,076
                                                                                      ------------
                                                                                       143,819,254
                                                                                      ------------
                GUAM  3.9%
        2,000   Guam Arpt Auth Rev Ser B........................   6.400    10/01/05     2,040,900
        3,000   Guam Govt Ltd Oblig Hwy Ser A (FSA Insd)........   6.250    05/01/07     3,187,020
        1,000   Guam Pwr Auth Rev Ser A.........................   6.625    10/01/14     1,039,670
                                                                                      ------------
                                                                                         6,267,590
                                                                                      ------------
                PUERTO RICO  5.5%
        5,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
                Cap) (FSA Insd).................................   5.730    07/01/21     5,381,300
        2,250   Puerto Rico Comwlth Pub Impt (Prerefunded @
                07/01/02).......................................   6.800    07/01/21     2,490,435
        1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
                (Prerefunded @ 07/01/02)........................   6.875    07/01/21     1,110,260
                                                                                      ------------
                                                                                         8,981,995
                                                                                      ------------
      TOTAL LONG-TERM INVESTMENTS  98.2%
        (Cost $149,226,224)(a)......................................................   159,068,839
      SHORT-TERM INVESTMENTS  0.2%
        (Cost $400,000)(a)..........................................................       400,000
      OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%...................................     2,562,164
                                                                                      ------------
      NET ASSETS  100.0%............................................................  $162,031,003
                                                                                      ============

*Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes, cost for long- and short-term investments is $149,626,224; the aggregate gross unrealized appreciation is $9,921,048 and the aggregate gross unrealized depreciation is $78,433, resulting in net unrealized appreciation of $9,842,615.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $149,226,224)
  (Note 1)..................................................    $159,068,839
Short-Term Investments (Cost $400,000) (Note 1).............         400,000
Cash........................................................         587,172
Interest Receivable.........................................       2,324,139
Other.......................................................           2,421
                                                                ------------
      Total Assets..........................................     162,382,571
                                                                ------------
LIABILITIES:
Payables:
  Income Distributions--Common and Preferred Shares.........          88,255
  Investment Advisory Fee (Note 2)..........................          86,089
  Administrative Fee (Note 2)...............................          26,489
  Affiliates (Note 2).......................................           5,081
Accrued Expenses............................................          85,177
Deferred Compensation and Retirement Plans (Note 2).........          60,477
                                                                ------------
      Total Liabilities.....................................         351,568
                                                                ------------
NET ASSETS..................................................    $162,031,003
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,200 issued with liquidation preference of
  $50,000 per share) (Note 5)...............................    $ 60,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,200,987 shares issued and
  outstanding)..............................................          62,010
Paid in Surplus.............................................      91,232,016
Net Unrealized Appreciation on Investments..................       9,842,615
Accumulated Undistributed Net Investment Income.............         749,902
Accumulated Net Realized Gain on Investments................         144,460
                                                                ------------
      Net Assets Applicable to Common Shares................     102,031,003
                                                                ------------
NET ASSETS..................................................    $162,031,003
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($102,031,003 divided
  by 6,200,987 shares outstanding)..........................    $      16.45
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 4,778,894
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      525,485
Administrative Fee (Note 2).................................      161,688
Preferred Share Maintenance (Note 5)........................       80,964
Custody.....................................................       15,331
Trustees Fees and Expenses (Note 2).........................       12,805
Legal (Note 2)..............................................        7,240
Amortization of Organizational Costs (Note 1)...............        2,001
Other.......................................................       74,485
                                                              -----------
    Total Expenses..........................................      879,999
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,898,895
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................  $   144,460
                                                              -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................   10,942,209
  End of the Period.........................................    9,842,615
                                                              -----------
Net Unrealized Depreciation on Investments During the
  Period....................................................   (1,099,594)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............  $  (955,134)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,943,761
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1997
                and the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  3,898,895       $  8,071,755
Net Realized Gain on Investments........................        144,460            339,887
Net Unrealized Appreciation/Depreciation on
  Investments During the Period.........................     (1,099,594)           265,699
                                                           ------------       ------------
Change in Net Assets from Operations....................      2,943,761          8,677,341
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (2,790,263)        (5,580,709)
  Preferred Shares......................................     (1,002,107)        (2,179,733)
                                                           ------------       ------------
                                                             (3,792,370)        (7,760,442)
                                                           ------------       ------------
Distributions from Net Realized Gain on Investments
  (Note 1):
  Common Shares.........................................       (200,265)               -0-
  Preferred Shares......................................        (73,239)               -0-
                                                           ------------       ------------
                                                               (273,504)               -0-
                                                           ------------       ------------
Total Distributions.....................................     (4,065,874)        (7,760,442)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (1,122,113)           916,899
NET ASSETS:
Beginning of the Period.................................    163,153,116        162,236,217
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $749,902 and $643,377,
  respectively).........................................   $162,031,003       $163,153,116
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                          March 27, 1992
                                    Six Months                                            (Commencement
                                      Ended             Year Ended October 31,            of Investment
                                    April 30,    -------------------------------------    Operations) to
                                       1997       1996      1995      1994      1993      October 31, 1992
----------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)......    $16.634     $16.487   $14.801   $17.621   $14.812       $14.742
                                      -------     -------   -------   -------   -------       -------
 Net Investment Income............       .629       1.302     1.303     1.337     1.352          .607
 Net Realized and Unrealized
   Gain/Loss on Investments.......      (.153)       .097     1.783    (2.869)    2.766          .027
                                      -------     -------   -------   -------   -------       -------
Total from Investment
 Operations.......................       .476       1.399     3.086    (1.532)    4.118          .634
                                      -------     -------   -------   -------   -------       -------
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders....       .450        .900     1.000     1.020     1.020          .425
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.......       .162        .352      .384      .268      .289          .139
 Distributions from Net Realized
   Gain on Investments (Note 1):
   Paid to Common Shareholders....       .032         -0-      .013       -0-       -0-           -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders.......       .012         -0-      .003       -0-       -0-           -0-
                                      -------     -------   -------   -------   -------       -------
Total Distributions...............       .656       1.252     1.400     1.288     1.309          .564
                                      -------     -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period...........................    $16.454     $16.634   $16.487   $14.801   $17.621       $14.812
                                      =======     =======   =======   =======   =======       =======
Market Price Per Share at End of
 the Period.......................    $14.500     $14.625   $14.375   $13.125   $17.125       $15.000
Total Investment Return at Market
 Price (b)........................      2.41%*      8.09%    17.49%   (18.07%)   21.52%         2.79%*
Total Return at Net Asset Value
 (c)..............................      1.82%*      6.50%    18.88%   (10.55%)   26.50%         1.48%*
Net Assets at End of the Period
 (In millions)....................     $162.0      $163.2    $162.2    $151.8    $169.3        $151.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares (d).......................      1.72%       1.73%     1.78%     1.70%     1.62%         1.49%**
Ratio of Expenses to Average Net
 Assets (d).......................      1.09%       1.09%     1.10%     1.07%     1.02%         1.03%**
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (e)................      5.67%       5.67%     5.89%     6.55%     6.45%         5.28%**
Portfolio Turnover................         3%*        20%       54%       38%       18%           24%*

(a) Net Asset Value at March 27, 1992 is adjusted for common and preferred share offering costs of $.258 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances.

(e) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

** If certain expenses had not been assumed by the investment adviser for the period ended October 31, 1992, the annualized ratios of expenses to average net assets applicable to common shares, expenses to average net assets and net investment income to average net assets applicable to common shares would have been 1.58%, 1.10% and 5.19%, respectively.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade New York Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ended March 26, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $20,900 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $4,678,017 and $6,444,130, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust uses Indexed Securities, a type of derivative instrument, as a hedge against a rise in short-term interest rates which are paid on the Trust's preferred shares. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

    The following types of Indexed Securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    A. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level.

    B. An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 1997, was 3.67%. During the six months ended April 30, 1997, the rates ranged from 3.36% to 4.26%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.